                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Pacific Opportunities Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	36.76%	2.59%	5.31%	-3.61%
Class B(a)	35.66%	1.76%	4.47%	-4.38%
Class C(a)	35.61%	1.80%	4.50%	-4.35%
MSCI All Country Asia Free Index (excluding Japan)+	38.86%	5.91%	7.81%	-1.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 10.90	$ 10.69	$ 10.70
10/31/02	$ 7.97	$ 7.88	$ 7.89

Class A Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	22	of	63	35

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Pacific Opportunities Fund - Class A(c) [] MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$12,890	$10,175	$12,207	$6,526
	Average annual total return	28.90%	.58%	4.07%	-4.18%
Class B(c)	Growth of $10,000	$13,266	$10,339	$12,342	$6,390
	Average annual total return	32.66%	1.12%	4.30%	-4.38%
Class C(c)	Growth of $10,000	$13,426	$10,445	$12,337	$6,344
	Average annual total return	34.26%	1.46%	4.29%	-4.45%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$13,886	$11,880	$14,565	$8,531
	Average annual total return	38.86%	5.91%	7.81%	-1.58%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class S	37.08%	2.89%	5.61%	-3.34%
Class AARP(a)	37.08%	2.89%	5.61%	-3.34%
MSCI All Country Asia Free Index (excluding Japan)+	38.86%	5.91%	7.81%	-1.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 10.98	$ 10.98
10/31/02	$ 8.01	$ 8.01

Class S Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	63	32
3-Year	31	of	56	55
5-Year	35	of	46	75
10-Year	10	of	14	67

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Pacific Opportunities Fund - Class S [] MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended October 31

Comparative Results
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,708	$10,893	$13,140	$7,121
	Average annual total return	37.08%	2.89%	5.61%	-3.34%
Class AARP(a)	Growth of $10,000	$13,708	$10,893	$13,140	$7,121
	Average annual total return	37.08%	2.89%	5.61%	-3.34%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$13,886	$11,880	$14,565	$8,531
	Average annual total return	38.86%	5.91%	7.81%	-1.58%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

a Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Pacific Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Pacific Opportunities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Terrence Gray

Vice President of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2001.

• Over 10 years of investment industry experience.

Pauline Tan

CFA, Assistant Vice President of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 2000, having since served as portfolio manager for emerging markets equity and analyst for Asian Technology sector in Singapore.

• Previously served as research analyst for 4 years for AIG Investment Corp. and Commerzbank Asset Management Asia Ltd.

• Over 7 years of investment industry experience.

• Joined the fund in 2002.

In the following interview, Lead Portfolio Manager Terrence Gray discusses Scudder Pacific Opportunities Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: Stocks in Asia performed very well during the past year, with all markets delivering double-digit gains. What factors helped create this favorable market environment?

A: Several forces came together in the past year to help the region's markets deliver their outstanding returns. Most important, the improvement in global growth and the fading focus on geopolitical issues led to an increased appetite for risk among investors. This provided a boost to the more aggressive areas of the investment spectrum, such as emerging markets stocks. Asian stocks performed particularly well as investors were attracted by two key factors. First, valuations were low in relation to both their historical level and other emerging markets worldwide.1 Second, the region benefited from improved "fundamentals," such as faster economic growth, better corporate governance, stronger currencies and higher corporate profits. The prospect of an upturn in technology spending was also a positive for Asia, since so many tech companies are located in the region.

1 "Valuation" is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

It has been our view for some time that Asian stocks represent an attractive investment opportunity due to the compelling combination of improving fundamentals and attractive valuations. Now that we have seen an improvement in the overall environment for stocks worldwide, we believe the market has finally begun to recognize this opportunity as well.

Q: How did the fund perform?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Pacific Opportunities Fund returned 36.76% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) This was slightly behind the 38.86% return of the fund's benchmark, the MSCI All Country Asia ex-Japan Index.2 The fund's Class A shares finished in the top half of its Lipper category, ranking 22 out of 63 funds in the "Pacific ex-Japan Funds category," based on total return for the one-year period ended October 31, 2003.3

2 The Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex-Japan Index is an unmanaged index that reflects the performance of securities listed on the stock exchanges of four countries in the Pacific, excluding Japan.
3 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

The primary reason for the fund's marginal underperformance versus the benchmark was its underweight position in Hong Kong, which had a strong run following the dissipation of the severe acute respiratory syndrome (SARS) virus. Our highest exposure in Hong Kong was in retail and export companies, which did not perform as well as the sectors in which we were underweight - financials and property. The fund was also light in the strong-performing property sector in Singapore.

Q: How would you describe your management style?

A: We invest using a "bottom-up" approach, meaning that our primary focus is on individual company research. We search for companies that offer attractive valuations, shareholder-focused management teams, strong earnings growth and favorable market positions. Risk management is also a critical aspect of our strategy, given the volatility in the region's markets. We use quantitative screens in an effort to manage the fund's exposure to various risk factors, such as interest rates, oil prices and currency movements, to help reduce the chance that a single event will have an outsized impact on performance.

Q: One of the factors helping the fund's performance was its position in materials stocks. Where have you found opportunities in this area?

A: Stocks in this sector produced a stellar performance during the reporting period. Demand for commodities has risen (helping sales volumes), and prices have increased sharply. The resulting surge in revenue has been a distinct positive for bottom-line earnings given that many companies cut costs during the long slump in commodities prices. The economic boom in China has been a significant driver of the recovery in this area. China has emerged as a major consumer of natural resources as its expanding economy has led to the construction of new buildings, manufacturing plants and infrastructure. As a result, companies that supply China have generally experienced strong stock price performance. We have established a substantial position in companies that fit this profile, including the Korean companies POSCO (steel) and LG Electronics, Inc. Even commodity-oriented companies that do a smaller percentage of their business with China have benefited, as rising demand from the country has been a positive for the pricing environment. Overall, the fund's holdings in this area had a very positive impact on its performance during the reporting period.

Q: Financials are the fund's largest sector weighting. What has attracted you to this sector?

A: One of the most important trends in Asia during the last decade has been the emergence of a middle class. Economic growth has put more money in the pockets of consumers, and this has led to increased demand for homes, consumer loans and credit cards. Naturally, banks are extremely well-positioned to take advantage of these trends. Increased demand for all types of credit, in combination with the growing savings of the middle class, has been very positive for earnings in the banking sector. Top fund holdings in this area include State Bank of India, Bangkok Bank PCL (Thailand), Malayan Banking Bhd. (Malaysia) and Mega Financial Holding Co., Ltd. (Taiwan).4

4 Portfolio holdings and composition are subject to change.

Q: How is the fund positioned within technology?

A: The fund remains underweight versus the benchmark in this area even though we have added to its technology position over the past year.5 Part of our rationale for adding to the fund's tech weighting was our belief that a rebound would occur in both consumer and business spending on technology products, particularly notebook computers. This trend has been a significant positive for fund holding Compal Electronics Inc., one of Taiwan's leading notebook manufacturers. The concurrent rise in demand for liquid crystal displays has been a significant positive for fund holding LG Chemical, Inc., as well.

5 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

The fund also has a substantial position in globally competitive tech firms such as Samsung Electronics Co., Ltd. (Korea), the fund's number one holding. The company is bolstering its brand image, its global market share and the quality of its technology. Its cost structure is very low as well: Samsung is the lowest-cost DRAM (memory chip) producer in the world and made money in this area even when chip prices were under pressure.

Q: In what other areas have you found opportunities?

A: Another area in which we have been adding to the portfolio is Hong Kong. The fund has been underweight in this market for some time, given that the ongoing downward spiral in property prices has put pressure on the economy. Now, however, we have begun to see evidence that this spiral has stabilized, and we believe this represents an opportunity.

We also have added to the fund's position in South Asia, which in general is becoming less reliant on exports as the economies mature and consumer demand rises. We continue to add to the fund's position in Thailand and Indonesia, where we have found an abundance of the fundamentally sound, reasonably valued companies that we favor. Thailand has benefited from rising property prices and the clean, cash-rich balance sheets of its consumers. Top holdings in the country include Land and Houses Public Co., which is expected to benefit from the strong property market, and The Siam Cement Public Co., Ltd., which is capitalizing on the growth of the domestic economy. While we are enthusiastic about the developments in Thailand, these positive trends have already received a great deal of attention in the investment community. In contrast, Indonesia has not received as much notice and therefore may have greater upside potential. Not only is the domestic economy strong, but the country also has benefited from its role as an exporter of commodities. The fund's only holding in Indonesia is PT Telekomunikasi Indonesia, the country's largest telecommunications provider.

Another area where we have found attractive valuations and earnings growth is India. This country is benefiting from a rising consumer class that is expanding its usage of mortgage loans and auto loans. Moreover, India has globally competitive companies such as Infosys, a leading IT services and Ranbaxy, a leading generic drug company. While China is most often cited as the region's main driver of growth, we see India as being a compelling long-term investment due to its rich natural resources and burgeoning consumer class.

Q: Any final thoughts for investors?

A: We are encouraged by the positive changes we see taking place in Asia. Companies appear to continue to focus on strengthening their balance sheets and improving corporate governance; cash flows and dividend payouts appear to be on the rise; and higher commodity prices have provided a boost to the entire region. That said, it is important to keep in mind that the region's markets have produced outstanding gains over the past year. It would not be unreasonable to expect that Asian stocks, after their breathtaking rally, will produce more muted returns in the year ahead. In light of our positive long-term view, however, we believe a downturn in the Asian markets would represent an opportunity to add to the fund's positions in the stocks in which we have the highest level of conviction.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02

Korea	24%	29%
Hong Kong	21%	21%
Taiwan	17%	16%
China	10%	2%
Singapore	8%	9%
India	7%	6%
Malaysia	6%	5%
Thailand	5%	5%
Indonesia	2%	2%
Other	-	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Financials	30%	30%
Information Technology	21%	19%
Industrials	11%	7%
Telecommunication Services	11%	10%
Consumer Discretionary	8%	10%
Materials	6%	12%
Energy	4%	4%
Utilities	3%	2%
Health Care	2%	1%
Other	4%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (31.9% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	Korea	9.7%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	3.2%
3. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	3.2%
4. China Mobile Ltd. Provider of cellular telecommunication services	China	2.9%
5. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	2.4%
6. Kookmin Bank Provider of commercial banking services	Korea	2.4%
7. DBS Group Holdings Ltd. Provider of banking and financing services	Singapore	2.1%
8. Cheung Kong Holdings Ltd. Provider of real estate services	Hong Kong	2.0%
9. Sun Hung Kai Properties Ltd. Developer and investor in real estate	Hong Kong	2.0%
10. CLP Holdings Ltd. Generator and supplier of electricity	Hong Kong	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 91.5%
China 8.9%
China Mobile Ltd.	1,113,000	3,160,649
China Petroleum and Chemical Corp. "H"	3,014,000	999,524
Cosco Pacific Ltd.	502,000	682,070
Denway Motors Ltd.	1,876,000	1,546,270
Huaneng Power International, Inc. "H"	723,000	1,108,046
PetroChina Co., Ltd. "H"	3,507,000	1,275,930
PICC Property and Casualty Co., Ltd. "H"*	292,000	68,375
Yanzhou Coal Mining Co., Ltd. "H"	1,280,000	939,631
(Cost $9,824,437)		9,780,495
Hong Kong 19.0%
ASM Pacific Technology Ltd.	160,000	598,603
BOC Hong Kong (Holdings) Ltd.	636,000	1,101,671
Cathay Pacific Airways Ltd.	574,000	1,097,769
Cheung Kong Holdings Ltd.	262,000	2,184,810
CLP Holdings Ltd.	480,000	2,163,624
Esprit Holdings Ltd.	217,254	681,301
Hang Seng Bank Ltd.	213,700	2,669,616
Hong Kong Exchanges & Clearing Ltd.	482,000	1,049,074
Hongkong Land Holdings Ltd.	337,000	522,350
Hutchison Whampoa Ltd.	454,200	3,509,707
Legend Group Ltd.	1,124,000	542,838
Sun Hung Kai Properties Ltd. (REIT)	259,000	2,176,471
Swire Pacific Ltd. "A"	149,000	909,572
Wharf Holdings Ltd.	638,000	1,606,349
(Cost $19,951,303)		20,813,755
India 6.7%
Bharat Heavy Electricals Ltd.	81,076	862,103
ITC Ltd.	37,900	728,396
Mahindra & Mahindra Ltd.	123,500	929,793
Ranbaxy Laboratories Ltd.*	88,165	1,914,262
Reliance Industries Ltd.	67,011	718,978
State Bank of India	199,297	2,129,514
(Cost $4,461,271)		7,283,046
Indonesia 1.4%
PT Telekomunikasi Indonesia "B" (Cost $666,164)	2,152,500	1,520,038
Korea 21.5%
Hyundai Motor Co., Ltd.	51,820	1,727,333
Kangwon Land, Inc.	6,060	765,501
Kookmin Bank	71,995	2,627,954
KT&G Corp. (GDR), 144A	107,970	1,052,708
LG Chemical, Inc.	8,760	453,729
Plenus Entertainment, Inc.	28,750	580,587
POSCO	14,660	1,709,404
Samsung Electronics Co., Ltd.	24,693	9,806,261
Samsung Fire & Marine Insurance Co., Ltd.	13,400	765,391
Samsung SDI Co., Ltd.	4,790	493,773
SK Corp.	49,160	951,216
SK Telecom Co., Ltd.	11,830	2,089,117
Yuhan Corp.	8,200	450,359
(Cost $16,653,140)		23,473,333
Malaysia 5.5%
Magnum Corp. Bhd.	584,900	435,597
Malayan Banking Bhd.	715,400	1,920,284
Maxis Communications Bhd.	264,400	525,321
MK Land Holdings Bhd.	1,464,000	866,842
Resorts World Bhd.	362,000	1,047,895
Telekom Malaysia Bhd.	492,200	1,191,642
(Cost $5,320,763)		5,987,581
Singapore 7.6%
City Developments Ltd.	191,000	664,300
DBS Group Holdings Ltd.	283,000	2,326,473
Keppel Corp.	226,000	773,038
Oversea-Chinese Banking Corp., Ltd. (Foreign registered)	245,000	1,704,225
Singapore Airlines Ltd.	96,000	667,778
Singapore TeleCommunications Ltd.	1,275,000	1,260,707
Venture Corp., Ltd	86,000	934,406
(Cost $7,472,038)		8,330,927
Taiwan 16.0%
Acer, Inc.	779,492	1,148,677
Asustek Computer, Inc.	453,000	1,081,432
Cathay Financial Holding Co., Ltd.	1,027,000	1,695,019
China Steel Corp.	1,442,000	1,164,480
Chunghwa Telecom Co., Ltd.	632,000	996,522
Compal Electronics, Inc.	189,985	288,365
Far Eastern Textile Ltd.	2,164,000	1,199,033
Fubon Financial Holding Co., Ltd.	871,000	919,004
Inventec Co., Ltd.	1,101,600	727,257
Media Tek, Inc.	53,600	552,903
Mega Financial Holding Co., Ltd.	2,725,280	1,686,734
Nan Ya Plastics Corp.	781,000	1,042,714
Taiwan Semiconductor Manufacturing Co., Ltd.	1,780,930	3,516,720
United Microelectronics Corp.	1,666,598	1,527,592
(Cost $15,435,255)		17,546,452
Thailand 4.9%
Bangkok Bank PCL (Foreign registered)*	634,500	1,485,000
Land and Houses Public Co. (Foreign registered)	2,821,000	953,279
PTT Public Co., Ltd. (Foreign registered)	398,300	947,146
The Siam Cement Public Co., Ltd. (Foreign registered)	345,300	1,953,387
(Cost $3,375,475)		5,338,812
Total Common Stocks (Cost $83,159,846)		100,074,439

Preferred Stock 0.8%
Korea
Samsung Electronics Co., Ltd. (Cost $570,282)	4,240	841,910

Cash Equivalents 7.7%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $8,437,042)	8,437,042	8,437,042
Total Investment Portfolio - 100.0% (Cost $92,167,170) (a)		109,353,391

* Non-income producing security.
(a) The cost for federal income tax purposes was $92,446,964. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $16,906,427. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,077,713 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,171,286.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $83,730,128)	$ 100,916,349
Investment in Scudder Cash Management QP Trust (cost $8,437,042)	8,437,042
Total investments in securities, at value (cost $92,167,170)	109,353,391
Foreign currency, at value (cost $432,251)	432,018
Receivable for investments sold	3,081,864
Dividends receivable	27,482
Receivable for Fund shares sold	253,759
Foreign taxes recoverable	130,036
Total assets	113,278,550
Liabilities
Payable for investments purchased	8,330,189
Payable for Fund shares redeemed	57,554
Deferred foreign taxes	357,804
Accrued management fee	68,686
Other accrued expenses and payables	62,388
Total liabilities	8,876,621
Net assets, at value	$ 104,401,929
Net Assets
Net assets consist of: Undistributed net investment income	795,366
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $357,804)	16,828,417
Foreign currency related transactions	13,469
Accumulated net realized gain (loss)	(50,458,468)
Paid-in capital	137,223,145
Net assets, at value	$ 104,401,929

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($18,423,090 / 1,690,179 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.90
Maximum offering price per share (100 / 94.25 of $10.90)	$ 11.56
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,052,306 / 379,173 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.69
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,653,087 / 154,462 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.70
Maximum offering price per share (100 / 99.00 of $10.70)	$ 10.81
Class AARP Net Asset Value, offering and redemption price (a) per share ($388,454 / 35,383 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.98
Class S Net Asset Value, offering and redemption price (a) per share ($79,884,992 / 7,274,840 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.98

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $299,892)	$ 2,122,321
Interest - Scudder Cash Management QP Trust	24,327
Total Income	2,146,648
Expenses: Management fee	676,380
Administrative fee	522,631
Distribution service fees	65,362
Directors' fees and expenses	5,296
Other	5,756
Total expenses	1,275,425
Net investment income (loss)	871,223
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $7,919)	5,468,785
Foreign currency related transactions	(67,938)
5,400,847
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $357,804)	21,059,358
Foreign currency related transactions	34,330
21,093,688
Net gain (loss) on investment transactions	26,494,535
Net increase (decrease) in net assets resulting from operations	$ 27,365,758

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 871,223	$ (121,958)
Net realized gain (loss) on investment transactions	5,400,847	1,586,436
Net unrealized appreciation (depreciation) on investment transactions during the period	21,093,688	6,481,861
Net increase (decrease) in net assets resulting from operations	27,365,758	7,946,339
Fund share transactions: Proceeds from shares sold	92,453,076	108,002,076
Cost of shares redeemed	(92,874,762)	(114,302,429)
Redemption fees	39,375	63,216
Net increase (decrease) in net assets from Fund share transactions	(382,311)	(6,237,137)
Increase (decrease) in net assets	26,983,447	1,709,202
Net assets at beginning of period	77,418,482	75,709,280
Net assets at end of period (including undistributed net investment income of $795,366 at October 31, 2003)	$ 104,401,929	$ 77,418,482

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.97	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	.08	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.85	.62	(2.00)
Total from investment operations	2.93	.59	(2.01)
Redemption fees	-***	.01	.01
Net asset value, end of period	$ 10.90	$ 7.97	$ 7.37
Total Return (%)[c]	36.76	8.14	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	7	6
Ratio of expenses (%)	1.76	1.79	1.80*
Ratio of net investment income (loss) (%)	.94	(.33)	(.09)*
Portfolio turnover rate (%)	109	77	212
[a] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.88	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.80	.62	(2.00)
Total from investment operations	2.81	.52	(2.03)
Redemption fees	-***	.01	.01
Net asset value, end of period	$ 10.69	$ 7.88	$ 7.35
Total Return (%)[c]	35.66	7.21	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4
Ratio of expenses (%)	2.59	2.59	2.61*
Ratio of net investment income (loss) (%)	.11	(1.13)	(.90)*
Portfolio turnover rate (%)	109	77	212
[a] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.89	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.79	.63	(2.00)
Total from investment operations	2.81	.53	(2.03)
Redemption fees	-***	.01	.01
Net asset value, end of period	$ 10.70	$ 7.89	$ 7.35
Total Return (%)[c]	35.61	7.35	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	1
Ratio of expenses (%)	2.55	2.56	2.57*
Ratio of net investment income (loss) (%)	.15	(1.10)	(.86)*
Portfolio turnover rate (%)	109	77	212
[a] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.01	$ 7.38	$ 10.08	$ 10.93
Income (loss) from investment operations: Net investment income (loss)[b]	.10	(.01)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.87	.63	(2.73)	(.84)
Total from investment operations	2.97	.62	(2.72)	(.85)
Redemption fees	-***	.01	.02	-
Net asset value, end of period	$ 10.98	$ 8.01	$ 7.38	$ 10.08
Total Return (%)	37.08	8.54	(26.79)	(7.78)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.388	.167	.064	.002
Ratio of expenses (%)	1.51	1.51	1.67	1.75*
Ratio of net investment income (loss) (%)	1.19	(.05)	.19	(.11)**
Portfolio turnover rate (%)	109	77	212	134
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.01	$ 7.38	$ 10.09	$ 11.76	$ 8.38
Income (loss) from investment operations: Net investment income (loss)[a]	.10	(.01)	.01	(.18)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.87	.63	(2.74)	(1.55)	3.41
Total from investment operations	2.97	.62	(2.73)	(1.73)	3.35
Less distributions from: Net investment income	-	-	-	-	(.02)
Redemption fees	-*	.01	.02	.06	.05
Net asset value, end of period	$ 10.98	$ 8.01	$ 7.38	$ 10.09	$ 11.76
Total Return (%)	37.08	8.54	(26.86)	(14.20)	40.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	66	65	105	143
Ratio of expenses before expense reductions (%)	1.51	1.51	1.67	2.05[b]	2.35
Ratio of expenses after expense reductions (%)	1.51	1.51	1.67	2.03[b]	2.35
Ratio of net investment income (loss) (%)	1.19	(.05)	.19	(1.29)	(.56)
Portfolio turnover rate (%)	109	77	212	134	122
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $50,202 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($29,699,000), October 31, 2007 ($68,000), October 31, 2008 ($2,348,000) and October 31, 2009 ($18,087,000), the respective expiration dates, whichever occurs first, $2,348,000 of which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. Principal amounts of cash and securities invested in Malaysia are subject to certain non-US taxes. Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 818,215
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (50,202,000)
Net unrealized appreciation (depreciation) on investments	$ 16,906,427

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $85,191,160 and $83,571,480, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.70%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$ 61,324	$ 9,207
Class B	25,120	2,503
Class C	7,429	912
Class AARP	1,334	192
Class S	427,424	40,833
	$ 522,631	$ 53,647

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 25,986	$ 2,590
Class C	7,960	983
	$ 33,946	$ 3,573

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 20,381	$ 3,448.22%
Class B	8,560	863.25%
Class C	2,475	288.23%
	$ 31,416	$ 4,599

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003 aggregated $1,213, and $343, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $13,590 and $57, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2003, SDI received none.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,572,475	$ 34,078,729	5,239,366	$ 46,318,217
Class B	540,372	4,700,470	1,028,656	8,901,720
Class C	183,321	1,574,933	327,419	2,699,255
Class AARP	40,117	367,410	58,188	556,132
Class S	6,170,216	51,731,534	5,577,427	49,526,752
		$ 92,453,076		$ 108,002,076
Shares redeemed
Class A	(2,708,161)	$ (26,091,607)	(5,269,284)	$ (46,978,560)
Class B	(637,398)	(5,479,062)	(1,062,749)	(9,261,555)
Class C	(145,243)	(1,218,639)	(311,233)	(2,605,030)
Class AARP	(25,604)	(221,046)	(45,997)	(436,645)
Class S	(7,137,596)	(59,864,408)	(6,123,561)	(55,020,639)
		$ (92,874,762)		$ (114,302,429)
Redemption fees		$ 39,375		$ 63,216
Net increase (decrease)
Class A	864,314	$ 7,987,122	(29,918)	$ (660,343)
Class B	(97,026)	(778,592)	(34,093)	(359,835)
Class C	38,078	356,294	16,186	94,225
Class AARP	14,513	149,329	12,191	125,193
Class S	(967,380)	(8,096,464)	(546,134)	(5,436,377)
		$ (382,311)		$ (6,237,137)

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 15, 2003

Tax Information (Unaudited)

The Fund paid foreign taxes of $307,811 and earned $1,397,237 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $895,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Alexander Black[4] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz[5] (31) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Paul H. Rogers (47) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a
Andrew Stubing[6] (37) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Alex Tedder[4] (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 1 Appold Street, Broadgate, London, UK
5 Address: 345 Park Avenue, New York, New York
6 Address: 83 Clarence Street, Sydney, Australia

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	811165-661	811165-653	811165-646
Fund Number	473	673	773

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SPOPX	SCOPX
Fund Number	173	073

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pacific Opportunities Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Pacific Opportunities Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------